Cross Border Resources, Inc. 10-K

Exhibit 10.33

THIRD AMENDMENT TO SENIOR FIRST LIEN SECURED CREDIT AGREEMENT AND WAIVER

BY AND AMONG

INDEPENDENT BANK,

as Lender

AND

RED MOUNTAIN RESOURCES, INC.

CROSS BORDER RESOURCES, INC.

BLACK ROCK CAPITAL, INC.

RMR OPERATING, LLC,

as Borrowers

Effective

MARCH 1, 2015

THIRD AMENDMENT TO SENIOR FIRST LIEN SECURED CREDIT AGREEMENT AND WAIVER

This THIRD AMENDMENT TO SENIOR FIRST LIEN SECURED CREDIT AGREEMENT AND WAIVER (this “Agreement”) is made effective, but not necessarily executed on, the 1st day of March, 2015 (the “Effective Date”), by and among INDEPENDENT BANK, a Texas banking association, as lender under the Senior First Lien Secured Credit Agreement (the “Lender”), and RED MOUNTAIN RESOURCES, INC., a Texas corporation (“Red Mountain”), CROSS BORDER RESOURCES, INC., a Nevada corporation, BLACK ROCK CAPITAL, INC., an Arkansas corporation, and RMR OPERATING, LLC, a Texas limited liability company (collectively, the “Borrowers”).

WHEREAS, the Borrowers and the Lender are parties to that certain Senior First Lien Secured Credit Agreement, dated February 5, 2013, among the Borrowers and the Lender (as amended by that certain Amendment and Consent dated July 19, 2013 and that certain Amendment and Waiver dated September 12, 2013, the “Credit Agreement”); and

WHEREAS, the parties desire to decrease the amount of the Borrowing Base and the Commitment and increase the amount of the Monthly Commitment Reduction, and the Borrowers have requested that the Lender waive any default or right to exercise any remedy as a result of the Borrowers having failed to be in compliance with the requirements of Section 6.18 of the Credit Agreement, and Lender has agreed to do so as provided in this Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Article I
DEFINITIONS AND INTERPRETATION

1.1                Terms Defined Above. As used in this Agreement, each of the terms “Agreement,” “Borrowers,” “Lender” and “Credit Agreement” shall have the meaning assigned to such term hereinabove.

1.2                Terms Defined in Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

1.3                References. References in this Agreement to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to “hereby,” “herein,” “hereinafter,” “hereinabove,'' “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Agreement in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and 'including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Agreement to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Agreement to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Agreement to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. References in this Agreement to Persons include their respective successors and permitted assigns.

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1.4                Articles and Sections. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5                Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

Article II
AMENDMENTS

2.1                Amendments to Article I.

(a)                 The term “Commitment” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to hereafter read as follows:

“'Commitment” means the obligation of Lender to make Advances pursuant to Section 2.1(a) in an aggregate principal amount of Twenty-Seven Million Eight Hundred Thousand and Noll 00 Dollars ($27,800,000.00), subject, however, to Monthly Commitment Reductions and to termination pursuant to Article VII.”

(b)                 The term “Third Amendment” is added to and made a part of Section 1.1 of the Credit Agreement and shall read as follows:

“Third Amendment” means that certain Third Amendment to Senior First Lien Secured Credit Agreement and Waiver dated effective as of March 1, 2015, between Borrowers and Lender.”

2.2                Amendment to Section 2.02 of the Credit Agreement. Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Borrowing Base. The Borrowing Base in effect as of the date of the Third Amendment is $27,800,000 and the initial Monthly Commitment Reduction is $350,000. The Monthly Commitment Reduction shall apply on March 1, 2015, and on the first date of each calendar month thereafter until redetermined as set forth in this Section 2.02. Such Borrowing Base and the Monthly Commitment Reduction shall remain in effect until the next redetermination made pursuant to this Section 2.02. The Borrowing Base and Monthly Commitment Reduction shall be determined in accordance with the standards set forth in Section 2.02(d) and is subject to periodic redetermination pursuant to Sections 2.02(b) and 2.02(c).

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2.3                Amendment to Section 5.22 of the Credit Agreement. Section 5.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.22 Hydrocarbon Hedging. One or more Borrowers shall have Acceptable Hydrocarbon Hedge Agreements in place effectively hedging at least 50% of the oil volumes of Borrowers, derived from the most recent third party engineering report received by Lender, covering the following periods: (a) within thirty (30) days of the effective date of the Third Amendment and at all times thereafter, covering the months of May through December of the 2015 calendar year and the months of January through October of the 20 16 calendar year; and (b) on or before May 31, 2015 and at all times thereafter, covering a period of not less than eighteen (18) consecutive months. Borrowers will comply with all Acceptable Hydrocarbon Hedge Agreements existing or created on the Closing Date or entered into thereafter by any Borrower and not in violation of Section 6.15.”

Article III
WAIVER

3.1                Agreement. The Lender waives any Default, Event of Default or right to exercise any remedy as a result of the failure by the Borrowers to be in compliance with the requirements of Section 6.18 of the Agreement with respect to the permitted ratio of consolidated current assets to consolidated current liabilities of Borrowers for the fiscal quarter ended September 30, 2014.

3.2                Limitation on Agreement. Except for the waiver set forth above in this Article III, nothing contained herein shall otherwise be deemed a consent to any violation of, or a waiver of compliance with, any term, provision or condition set forth in any of the Loan Documents or a consent to or waiver of any other or future violations, breaches, Defaults or Events of Default. The waiver set forth above in this Article III is made only with respect to the fiscal quarter ending September 30, 2014 and shall not apply to any other periods.

Article IV
RATIFICATION, REPRESENTATION, AND ACKNOWLEDGMENT

4.1                Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers agree that the Credit Agreement, as amended hereby, and the other Loan Documents continue to be legal, valid, binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terns.

4.2                Renewal and Extension of Security Interests and Liens. Borrowers hereby renew and affirm the liens and security interests created and granted in the Loan Documents. Borrowers agree that this Agreement shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Agreement being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrowers to be valid and subsisting.

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4.3                Representations and Warranties. Borrowers hereby represent and warrant to Lender as follows:

(a)                 the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate and limited liability company action on the part of Borrowers, as applicable, and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the Governing Agreements of any Borrower, or any agreement, document, judgment, license, order or permit applicable to or binding upon any Borrower or its assets. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby;

(b)                 the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)                 Each Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party;

(d)                 as of the date of this Agreement the unpaid principal balance of the Note is $27,800,000.00, and such amount is unconditionally owed by Borrowers to Lender without offset, defense or counterclaim of any kind or nature whatsoever;

(e)                 as of the date of this Agreement, the Letter of Credit Exposure is $0; and

(f)                  notwithstanding any provision in this Agreement, the Credit Agreement, or any Mortgage to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property,” (as defined in the Mortgages) and no Building or Manufactured (Mobile) Home is encumbered by any Mortgage. As used herein, “Flood Insurance Regulations” shall mean (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statutes thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001 et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Article V
CONDITIONS PRECEDENT

5.1                Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

(a)                 Lender shall have received the following documents, each in form and substance satisfactory to Lender:

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(i)                   this Agreement, duly executed by Borrowers; and

(ii)                 Resolutions of the Board of Directors (or other governing body) of each Borrower certified by the Secretary or an Assistant Secretary (or other custodian of records of each Borrower) which authorize the execution, delivery, and performance by each Borrower of this Agreement and the other Loan Documents to be executed in connection herewith.

(b)                 The representations and warranties contained in the Credit Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent such representation and warranties relate to an earlier date;

(c)                 No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender; and

(d)                 All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender and its legal counsel.

Article VI
MISCELLANEOUS

6.1                Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2                Rights of Third Parties. Except as provided in Section 4.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3                Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Agreement containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Agreement by each necessary party hereto and shall constitute one instrument.

6.4                Integration. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. ALL PRIOR UNDERSTANDINGS, STATEMENTS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF ARE SUPERSEDED BY THIS AGREEMENT.

6.5                Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AGREEMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AGREEMENT.

6.6                Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

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6.7                RELEASE. BORROWERS ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER. BORROWERS VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE LENDER, ITS PREDECESSORS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, ITS PREDECESSORS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

(Signatures appear on following pages)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers on March 11, 2015, to be effective as of the Effective Date.

LENDER:

INDEPENDENT BANK,
a Texas banking corporation

By:	/s/ John Davis
John Davis
Executive Vice President

BORROWER:

RED MOUNTAIN RESOURCES, INC.,
a Texas corporation

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
President & Chief Executive Officer

CROSS BORDER RESOURCES, INC.,
a Nevada corporation

By:	/s/ Kenneth Lamb
Kenneth Lamb
Chief Accounting Officer

BLACK ROCK CAPITAL, INC.,
an Arkansas corporation

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
President

RMR OPERATING, LLC,
a Texas limited liability company

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
President

Signature Page